UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Asset Entities Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Asset Entities Inc.

100 Crescent Ct, 7th Floor
Dallas, TX 75201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 1, 2024

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Asset Entities Inc., a Nevada corporation (“Asset Entities,” the “Company,” “we,” “us,” or “our”), which will be held on October 1, 2024 at 1:00 p.m., Central Daylight Time, for the following purposes:

1.	To elect the seven (7) members to our board of directors (the “Board of Directors” or the “Board”) named in the accompanying proxy statement to hold office until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) (such proposal, “Proposal No. 1”); and

2.	To ratify the appointment of WWC, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024 (“Proposal No. 2”).

The foregoing items of business are more fully described in the proxy statement accompanying this notice or made available over the Internet. We are not aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed the close of business on August 2, 2024 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on August 2, 2024 are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online at https://agm.issuerdirect.com/asst-2024. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically or submit your questions prior to and during the meeting by visiting the website(s) indicated in your proxy materials. You may need to have your control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record to join the Annual Meeting. There will be no physical location for stockholders to attend, and you will not be able to attend the Annual Meeting in person.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy, please complete, sign, date, and return your proxy in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, or by voting electronically at the Annual Meeting.

By Order of the Board of Directors

Dated: August 22, 2024	/s/ Michael Gaubert
Michael Gaubert
Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on October 1, 2024: Our 2024 proxy statement and annual report to security holders for the year ended December 31, 2023 are available at https://agm.issuerdirect.com/asst-2024.

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 1, 2024

This proxy statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors for the Annual Meeting. The Annual Meeting is to be held at 1:00 p.m., Central Daylight Time, on October 1, 2024, and at any adjournment(s) or postponement(s) thereof, in a virtual meeting format at https://agm.issuerdirect.com/asst-2024.

The approximate date on which the proxy statement and the accompanying notice and form of proxy are intended to be sent or made available to stockholders is on or about August 22, 2024. A proxy is your legal designation of another person to vote the stock you own.  That designee is referred to as a proxy holder. Designation of a particular proxy holder can be effected by completion of a written proxy, or by voting via the Internet or by another provided voting option.  If you return a proxy or vote by the Internet or other provided voting option, Arshia Sarkhani, our President and Chief Executive Officer, and Matthew Krueger, our Chief Financial Officer, will act as your designated proxy holders for the Annual Meeting and will vote your shares at the Annual Meeting as you have instructed them on the proxy. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

i

NOTE REGARDING

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission (the “SEC”), to give you when we ask you to provide a proxy to vote your shares at the Annual Meeting. Among other things, this proxy statement describes the proposals on which stockholders will be voting and provides information about us.

We are soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. We will use the proxies received in connection with proposals to:

1.	elect the seven (7) members of the Board of Directors named in this proxy statement to hold office until the 2025 Annual Meeting; and

2.	ratify the appointment of WWC, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online at https://agm.issuerdirect.com/asst-2024. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date (as defined below). If your shares are held in the name of a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee in order to participate in the virtual Annual Meeting. No physical meeting will be held.

You will be able to attend the virtual Annual Meeting online and submit your questions during the meeting by visiting the website above, as also indicated in your proxy card or on the instructions that accompanied your proxy materials. You also will be able to vote your shares online by attending the virtual Annual Meeting. To participate in the Annual Meeting, you may need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your control number or other instructions provided by your broker, bank or other holder of record. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

In order to ensure that the virtual Annual Meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board and management during the Annual Meeting. Stockholders may submit questions during the Annual Meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct for the Annual Meeting.

The virtual online meeting will begin promptly at 1:00 p.m., Central Daylight Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

What if I have technical difficulties or trouble accessing the virtual annual meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website(s). If you encounter any difficulties accessing the virtual Annual Meeting website(s) during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our Common Stock, $0.0001 par value per share (“common stock”), or our Series A Convertible Preferred Stock, $0.0001 par value per share (the “Series A Preferred Stock”), or their duly authorized proxies, may attend the Annual Meeting.

When did the Company effect a reverse stock split of its common stock?

In order to maintain its listing on The Nasdaq Stock Market LLC (“Nasdaq”), the Company effected a one-for-five (1-for-5) reverse stock split (the “Reverse Stock Split”) of its authorized and issued and outstanding Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”), and the Company’s authorized and issued and outstanding Class B Common Stock, which became effective as of 5:00 p.m. Eastern Time on July 1, 2024. The Company’s Class B Common Stock commenced trading on a post-reverse stock split basis at market open on July 2, 2024. Unless otherwise noted, the share and per share information in this proxy statement have been adjusted to give effect to the Reverse Stock Split.

Who is entitled to vote?

The Board has fixed the close of business on August 2, 2024 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders who owned our common stock or Series A Preferred Stock on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 3,220,186 shares of common stock outstanding, consisting of 1,506,406 shares of Class A Common Stock, and 1,713,780 shares of Class B Common Stock; on the Record Date, there were also 320 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis, subject to the Series A Beneficial Ownership Limitation (as defined in “How many votes do I have?” below).

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been or may be provided directly to you by the Company or its proxy delivery service.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares in “street name.” If your shares are held in street name, these proxy materials have been or may be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. The majority of our stockholders hold their shares in street name.

What am I voting on?

There are two (2) matters scheduled for a vote:

1. To elect seven (7) members to the Board of Directors to hold office until the 2025 Annual Meeting; and

2. To ratify the appointment of WWC, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy gives authority to the designated proxy holders to vote on such matters according to their best judgment.

How do I vote?

Stockholders of Record

Record holders of our common stock or Series A preferred Stock have five methods of voting:

1. Vote by Internet. You may vote by using the Internet in accordance with the instructions provided on your Notice of Internet Availability of Proxy Materials or proxy card.

2. Vote by Mail. To vote by mail, please mark, date, sign and promptly mail your proxy card (a postage-paid envelope is provided for mailing in the United States). If you only received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions provided.

3. Vote by Phone. The telephone number for voting by phone is on your proxy card that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

4. Vote by Fax. The fax number for voting by fax is on your proxy card that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

5. Vote Electronically at the Virtual Annual Meeting. Attend and vote at the virtual Annual Meeting at https://agm.issuerdirect.com/asst-2024. To participate in the annual meeting, you may need the control number included on your proxy card or other information on the instructions that accompanied your proxy materials.

Beneficial Owners of Shares Held in Street Name

Beneficial owners of our common stock also have five methods of voting:

1. Vote by Internet. You may vote by using the Internet in accordance with the instructions provided on your Notice of Internet Availability of Proxy Materials or vote instruction form.

2. Vote by Mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States). If you only received a Notice of Internet Availability of Proxy Materials, you may request a vote instruction form by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

3. Vote by Phone. The telephone number for voting by phone is on your vote instruction form that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

4. Vote by Fax. The fax number for voting by fax is on your vote instruction form that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

5. Vote Electronically at the Virtual Annual Meeting. Attend and vote at the virtual Annual Meeting at https://agm.issuerdirect.com/asst-2024. Your broker, bank, or other nominee will provide any necessary control number or other voting instructions.

When must my votes be received by?

All shares entitled to vote and represented by a properly completed and executed proxy received by 10:59 p.m., Central Daylight Time on September 30, 2024 and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you wish to vote at the Annual Meeting, see “How do I attend the Annual Meeting?” above. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How many votes do I have?

Each share of our Class B Common Stock that you own as of August 2, 2024 entitles you to one vote, and each share of our Class A Common Stock that you own as of August 2, 2024 entitles you to ten votes. Each share of Series A Preferred Stock generally entitles the holder to one vote for each share of Class B Common Stock into which the share of Series A Preferred Stock may be converted on an as-converted basis, subject to the Series A Beneficial Ownership Limitation (as defined below) and other applicable restrictions on conversion and other terms and conditions as are set forth in the Certificate of Designation of Series A Convertible Preferred Stock of the Company filed with the Secretary of State of the State of Nevada on May 24, 2024, as amended by the Certificate of Amendment to Designation filed with the Secretary of State of the State of Nevada on June 14, 2024 (as amended, the “Certificate of Designation”). A holder of Series A Preferred Stock may not convert the Series A Preferred Stock into Class B Common Stock to the extent that such conversion would cause such holder’s beneficial ownership of Class B Common Stock to exceed 4.99% of the outstanding Class B Common Stock immediately after conversion, which may be increased by the holder to up to 9.99% upon no fewer than 61 days’ prior notice (the “Series A Beneficial Ownership Limitation”).

Is my vote confidential?

Yes, your vote is confidential. Only the proxy tabulator, inspector of election, designated proxies, and other persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of each of the seven (7) members to the Board of Directors to hold office until the 2025 Annual Meeting; and

2.	“FOR” the ratification of the appointment of WWC, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns their proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal No. 1, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to Proposal No. 2, votes “FOR,” “AGAINST,” and “ABSTAIN”.

What is the effect of a withhold vote?

Withhold votes will have no legal effect on the election of directors because such elections are by a plurality. Withhold votes will be counted as shares present and entitled to vote for purposes of determining a quorum.

What is a broker non-vote?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trustee or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

Proposal No. 1 is considered a “non-routine” matter, while Proposal No. 2 is considered a “routine” matter. Therefore, if you are a beneficial owner of shares held in street name and do not provide voting instructions, your shares will not be voted on Proposal No. 1, and a broker non-vote will occur on this matter. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Because Proposal No. 2 is a “routine” matter, a broker, bank, trustee or other nominee may be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter. Broker non-votes will be counted as shares present for purposes of determining a quorum to the extent that the brokers, banks, trustees or other nominees use their discretionary authority to vote such shares on Proposal No. 2.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting, and therefore will be counted for purposes of determining a quorum. Generally, unless otherwise provided by applicable law, our Amended and Restated Bylaws (“Bylaws”) provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes marked as “ABSTAIN” will have the same effect as a vote “AGAINST” the outcome in Proposal No. 2. Votes marked as “ABSTAIN” on Proposal No. 1 will have no effect because directors are elected by plurality voting.

How many shares or votes must be present or represented to conduct business at the Annual Meeting?

A “quorum” is necessary to conduct business at the Annual Meeting. A quorum is established if there is the presence in person or by proxy of the holders of a majority of the voting power at the Annual Meeting. Each share of our Class B Common Stock present or represented by proxy at the meeting is counted as holding the power of one vote, and each share of our Class A Common Stock present or represented by proxy at the meeting is counted as holding the power of ten votes. Each share of Series A Preferred Stock present or represented by proxy at the meeting is counted as holding one vote for each share of Class B Common Stock into which the share of Series A Preferred Stock may be converted on an as-converted basis, subject to the Series A Beneficial Ownership Limitation (as defined below) and other applicable restrictions on conversion and other terms and conditions as are set forth in the Certificate of Designation. On the Record Date, there were 1,506,406 shares of Class A Common Stock, representing 15,064,060 votes, 1,713,780 shares of Class B Common Stock, representing 1,713,780 votes, and 320 shares of Series A Preferred Stock, representing, after application of the Series A Beneficial Ownership Limitation, 2,463 votes, such that up to a total of 16,780,303 votes may be cast by stockholders of records at the Annual Meeting. Therefore, in order for there to be a quorum, stockholders holding at least 8,390,152 of the votes must be counted as present or represented by proxy or at the Annual Meeting. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Abstentions will be counted as present for purposes of determining a quorum at the Annual Meeting. Similarly, broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting to the extent that the brokers, banks, trustees or other nominees use their discretionary authority to vote such shares on Proposal No. 2. If a quorum is not present, the Annual Meeting will be adjourned or postponed until a quorum is obtained.

How many votes are needed for each proposal to pass?

Proposal	Vote Required
Election of each of the seven (7) members to the Board of Directors	Plurality of the votes cast, meaning that the seven (7) directors receiving the most “FOR” votes will be elected.

Ratification of the appointment of WWC, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024	The number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

What are the voting procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or vote in favor of specific nominees and withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or vote instruction form that was delivered to you or that you may request by following the information in your Notice of Internet Availability of Proxy Materials.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with our Secretary a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by the Internet, you may revoke your proxy with a later Internet proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Company’s Secretary before the proxy is exercised or you vote in person at the Annual Meeting. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or, by attending the meeting and voting electronically.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do the Company’s officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Members of the Board have an interest in Proposal No. 1, the election to the Board of the seven (7) director nominees set forth herein, as all of the nominees are currently members of the Board. Members of the Board and executive officers of the Company do not have any interest in Proposal No. 2, the ratification of the appointment of the Company’s independent registered public accounting firm.

I am a stockholder, and I only received a copy of the Notice of Internet Availability of Proxy Materials in the mail. How may I obtain a full set of the proxy materials?

In accordance with the “notice and access” rules of the SEC, we may furnish proxy materials, including this proxy statement, to our stockholders of record and beneficial owners of shares by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials contains instructions on accessing and reviewing all of the proxy materials on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability of Proxy Materials.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement, to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate Notices of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement to any stockholder at a shared address to which we delivered a single copy of any of these documents or who wishes to receive separate copies of these documents in the future. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement, stockholders may contact:

Asset Entities Inc.

Attn: Office of the Secretary

100 Crescent Ct, 7th Floor

Dallas, TX 75201

(214) 459-3117

Stockholders sharing an address can also request delivery of a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement if they are receiving multiple copies of annual reports to security holders, proxy statements, or Notices of Internet Availability of Proxy Materials, by contacting the address or telephone number above.

Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Whom should I contact with other questions?

You may obtain information from us by making a request by telephone or in writing at the address of the Company’s Secretary set forth above.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect seven (7) directors to hold office until the 2025 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the seven (7) nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders, unless instructions are given to the contrary.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until the 2025 Annual Meeting or until their successors are elected and qualified, and their ages as of the date of this proxy statement:

Name	Age
Michael Gaubert	58
Arshia Sarkhani	27
Kyle Fairbanks	26
Richard A. Burton	59
John A. Jack II	57
Scott K. McDonald	72
David Reynolds	56

The names of the nominees and certain biographical information about each current director standing for election at the Annual Meeting, including a description of his or her business experience, qualifications, education and skills that led the Board to conclude that such individual should serve as a member of the Board, are set forth below:

Michael Gaubert has served as our Executive Chairman since January 2022 and has been a director of the Company since March 2022. Mr. Gaubert has been a licensed attorney for 31 years. Since July 2016, Mr. Gaubert has been the President of Gaubert Law Group, PC, where he provides legal services to his clients. Prior to establishing Gaubert Law Group, PC, from March 2015 to July 2016, Mr. Gaubert was a partner at the national law firm of Lewis Brisbois Bisgaard & Smith, LLP, ranked in the top 20 largest law firms in the country. Since August 2017, Mr. Gaubert has been a manager of the rideshare company Get It Holdings, LLC. From February 2015 to December 2017, Mr. Gaubert was the chairman and chief executive officer of Get Me, LLC, a rideshare/delivery software app operator, and he resumed the position of chairman in April 2018. Mr. Gaubert has litigation and trial experience working on complex cases in a variety of areas relating to management contracts, termination agreements, loan agreements, real estate sale and purchase contracts, and various other agreements. Mr. Gaubert has represented large real estate companies, hotel owners and operators, including publicly- and privately-held businesses, in litigation in multiple U.S. states. Mr. Gaubert represents clients in complex commercial and business litigation, business and real estate, and other transactions. Mr. Gaubert’s areas of practice include general contract, business torts, real estate litigation and transactions, hotel and hospitality law, construction contracts and litigation, personal services contracts, consulting agreements, bankruptcy litigation, intellectual property, e-commerce and Internet-related issues, and certain aspects of entertainment law and related disputes. Mr. Gaubert is admitted to practice law in all of the Courts of the State of Texas, the United States District Court for the Northern District of Texas, the United States District Court for the Eastern District of Texas, the United States Court of Appeals for the Third Circuit, and the United States Court of Appeals for the Fifth Circuit. Mr. Gaubert received his JD from Georgetown University Law Center and his bachelor’s degree in History with a minor in Business Administration and African American Studies from Southern Methodist University.

We believe that Mr. Gaubert is qualified to serve on the Board of Directors due to his deep knowledge of the Company and his professional, executive and board experience.

Arshia Sarkhani is a co-founder of Asset Entities, has served as our Chief Executive Officer since September 2021 and as our President since March 2022, and has been a director of the Company since March 2022. Mr. Sarkhani was our Head of Monetization from August 2020, when we began our operations as a general partnership, until September 2021. From April 2020 and July 2020 to December 2021, Mr. Sarkhani was the sole owner and chief executive officer of Sarkhani Inc. and Shiazon Inc., respectively. Before co-founding Asset Entities, Mr. Sarkhani actively invested and developed a social media following which he and his co-founders utilized when starting Asset Entities. From May 2019 to September 2020, Mr. Sarkhani was a legal intern at The RDM Legal Group. From September 2015 to May 2018, Mr. Sarkhani attended the University of California, Merced, and subsequently, from September 2018 to May 2019, Grossmont Community College. From September 2019 to May 2021, Mr. Sarkhani attended San Diego State University where he received his Bachelor’s degree in Humanities.

We believe that Mr. Sarkhani is qualified to serve on the Board of Directors as a co-founder with deep knowledge of Asset Entities.

Kyle Fairbanks is a co-founder of Asset Entities, has served as our Executive Vice-Chairman since January 2022, as our Chief Marketing Officer since November 2023, and has been a director of the Company since March 2022. Mr. Fairbanks was our Executive Chairman from August 2020, when we began our operations as a general partnership, until January 2022. Before co-founding Asset Entities, Mr. Fairbanks actively invested and developed a social media following which he and his co-founders utilized when starting Asset Entities. From December 2019 to December 2020, Mr. Fairbanks worked as a certified personal trainer with Associated Students, a student-led nonprofit auxiliary of California State University, Chico. From September 2017 to May 2018, Mr. Fairbanks worked as a part-time instructional aide at the Humboldt County Office of Education Juvenile Hall Court. From September to October 2019, Mr. Fairbanks worked as a dining hall student-employee at California State University, Chico. Mr. Fairbanks received his Bachelor’s degree in Business Administration and Management from California State University, Chico in May 2020.

We believe that Mr. Fairbanks is qualified to serve on the Board of Directors as a co-founder with deep knowledge of Asset Entities.

Richard A. Burton has been a director of the Company since February 2023. Mr. Burton is licensed to practice law in Texas. Since 2009, Mr. Burton has served as general counsel and executive vice president for Landmark Management Group, LLC. As part of his duties at Landmark Management Group, he manages the corporate and regulatory affairs of companies in the financial services industry, in addition to managing the human resources department and acting as company spokesperson. From 1996 to 2008, Mr. Burton was general counsel and executive vice president for Marketing Investors Corporation, Inc. where he managed the corporate and litigation affairs of businesses operating in the real estate, apparel, direct to consumer sales and restaurant industries. Mr. Burton has been a director on several boards over the years, including CreditAssociates, LLC, CID Resources, Inc. and BayLab USA, LLC. Mr. Burton received his JD from the Albany Law School of Union University and his bachelor’s degree in Finance and Economics from State University of New York at Albany.

We believe that Mr. Burton is qualified to serve on the Board of Directors due to his extensive legal career and board of directors experience.

John A. Jack II has been a director of the Company since February 2023. Since 1998, Mr. Jack has been an Allstate Insurance Agent with offices in Boca Raton and Delray Beach, Florida. Throughout this time, these offices have won numerous awards from Allstate, including the Honor Ring for six years, Circle of Champions Award for three years, Inner Circle Elite Award for two years and the National Conference Award for one year. Mr. Jack served on the Advent Lutheran School Board of Boca Raton, Florida from 2012 to 2016 and is currently serving on the Advent Luther Church Executive Committee of Boca Raton, Florida. Mr. Jack played Division 1 College football for the famed Miami Hurricanes from 1985 to 1989 winning a national championship under the nationally known former coach, Jimmy Johnson, before attending law school at Georgetown. Mr. Jack received a JD from Georgetown University Law Center and his bachelor’s degree in Communication and Economics from the University of Miami. Mr. Jack was formerly licensed to practice law in Florida.

We believe that Mr. Jack is qualified to serve on the Board of Directors due to his record of business team management and successes.

Scott K. McDonald has been a director of the Company since February 2023. Mr. McDonald is licensed to practice law in Texas. Over the course of the four decades Mr. McDonald has been practicing law, he has represented buyers and sellers of real property and lenders in a variety of transactions, including clients who buy, sell and develop unimproved real property and who buy and sell improved property such as multifamily projects, retail projects and office buildings. Mr. McDonald has also been lender’s counsel for banks, savings and loans and private lenders. From 2001 to 2007, and again from 2019 to 2022, Mr. McDonald has served on the Planning and Zoning Commission for the City of DeSoto, Texas. Mr. McDonald received his JD from the University of Texas and his bachelor’s degree in Political Science and Mathematics from Southern Methodist University.

We believe that Mr. McDonald is qualified to serve on the Board of Directors due to his extensive legal career and commission experience.

David Reynolds has been a director of the Company since May 2024. Since 2011, Mr. Reynolds has worked at MRO Corporation, a healthcare software company, initially as Regional Director of Sales – West from September 2011 to August 2018, and in his current position as Senior Director of Sales – Major Accounts since August 2018. Prior to these positions, Mr. Reynolds held various sales and business development positions at other healthcare software companies including Superior Global Solutions, EDiX Corporation, and Webmedx (now Nuance Communications). Mr. Reynolds is proficient with many customer relationship management (CRM) software tools including Salesforce, Saleslogix, Sage and HubSpot. Since March 2024, Mr. Reynolds has served as a member of the board of directors of Trinity Constructors, Inc., a commercial construction company in Texas. Mr. Reynolds attended University of Denver and Southern Methodist University where he studied Political Science and English.

We believe that Mr. Reynolds is qualified to serve on our board of directors due to his extensive sales, CRM software, and cybersecurity experience as a healthcare software executive.

Our directors currently have terms which will end at the 2025 Annual Meeting or when their successors are elected and qualified, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors.

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the members of which are all non-management directors, recommended each of the above directors as a nominee for election at the Annual Meeting and inclusion on the Company’s proxy card.

Arrangements Between Officers and Directors

Our directors currently have terms which will end when the directors of the Company are elected for new terms at the 2025 Annual Meeting, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. Except as described under “Certain Relationships and Related Transactions” with respect to the employment and appointment of Jason Lee as the Company’s Chief Technology Officer pursuant to the Asset Purchase Agreement (as defined in “Certain Relationships and Related Transactions”), there is no arrangement or understanding between any director or executive officer and any other person pursuant to which he was or is to be selected as a director, nominee or officer.

Family Relationships

Arman Sarkhani, our Chief Operating Officer, and Arshia Sarkhani, our Chief Executive Officer and President and a director, are brothers. There are no other family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K. There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting. The seven (7) nominees receiving the most “FOR” votes among votes properly cast in person or by proxy will be elected to the Board as directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as director.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF WWC, P.C., Certified Public Accountants,
 as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024

The Audit Committee of the Board (the “Audit Committee”) has selected WWC, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm and principal accountant, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2024. A representative of WWC, P.C., Certified Public Accountants, will be available at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting if they desire to do so. Further, such representative will be available to respond to appropriate questions at the Annual Meeting.

Principal Accountant Fees and Services

The aggregate fees billed to the Company by WWC, P.C., Certified Public Accountants, the Company’s independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows:

	Year Ended
	December 31,
	2023	2022
Audit Fees	$44,500	$30,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$44,500	$30,000

As used in the tables above, the following terms have the meanings set forth below.

Audit Fees

Audit fees consist of aggregate fees billed for each of the last two fiscal years for professional services performed by the Company’s independent registered public accounting firm for the audit of the financial statements included in our Annual Report on Form 10-K and review of the financial statements included in our Quarterly Reports on Form 10-Q, reviews of registration statements and issuances of consents, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees consist of aggregate fees billed in each of the last two fiscal years for assurance and related services performed by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above. We did not engage our independent registered public accounting firm to provide assurance or related services during the last two fiscal years.

Tax Fees

Tax fees consist of aggregate fees billed in each of the last two fiscal years for professional services performed by the Company’s independent registered public accounting firm with respect to tax compliance, tax advice, tax consulting and tax planning. We did not engage our independent registered public accounting firm to provide tax compliance, tax advice or tax planning services during the last two fiscal years.

All Other Fees

All other fees consist of aggregate fees billed in each of the last two fiscal years for products and services provided by the Company’s independent registered public accounting firm, other than for the services reported under the headings “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above. We did not engage our independent registered public accounting firm to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

The Audit Committee has reviewed and approved all fees earned in 2023 and 2022 by the Company’s principal accountant with respect to these years, and actively monitored the relationship between audit and non-audit services provided. The Audit Committee has concluded that the fees earned by the principal accountant with respect to these years were consistent with the maintenance of the principal accountant’s independence in the conduct of its auditing functions.

The Company’s principal accountant did not provide, and the Audit Committee did not approve, any of the services described under “—Audit-Related Fees”, or “—Tax Fees” or “—All Other Fees” above for either of the last two fiscal years.

The Audit Committee annually considers the provision of audit services. The Audit Committee must pre-approve all services provided and fees earned by the Company’s principal accountant. The Audit Committee has established pre-approval policies and procedures that are detailed as to the particular service, that require that the Audit committee be informed of each service, and that do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to management. The pre-approval policies and procedures provide only for defined audit services and, if any, specified audit-related fees, tax services, and other services, and may impose specific dollar value limits for the fees for pre-approved services. The Audit Committee also considers on a case-by-case basis specific engagements that are not otherwise pre-approved under the pre-approval policies and procedures or that materially exceed pre-approved fee amounts. On an interim basis, any proposed engagement that does not fit within the definition of a pre-approved service may be presented to a designated member of the Audit Committee for approval and to the full Audit Committee at its next regular meeting.

The percentage of hours expended on the Company’s principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was not greater than 50%.

Vote Required

Ratification of WWC, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” or “ABSTAIN” as to this proposal. Abstentions will have the same effect on this proposal as a vote “AGAINST”. There will be no broker “non-votes” for this proposal because brokers have discretion to vote the shares held for the beneficial owners. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal.

The selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Audit Committee will reconsider whether or not to retain WWC, P.C., Certified Public Accountants.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF WWC, P.C., CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDING DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

In the performance of its oversight function, the Audit Committee has:

●	reviewed and discussed with management the Company’s annual audited financial statements for the fiscal year ended December 31, 2023;

●	discussed with WWC, P.C., Certified Public Accountants, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

●	received from WWC, P.C., Certified Public Accountants, the Company’s independent registered public accounting firm, the written disclosures and the letter required by applicable requirements of the PCAOB regarding the prior independent registered public accounting firm’s communication with the Audit Committee concerning independence; and

●	discussed with WWC, P.C., Certified Public Accountants, the Company’s independent registered public accounting firm, its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Submitted by the Audit Committee

Richard A. Burton, Chairman
John A. Jack II
Scott K. McDonald

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us with respect to the beneficial ownership of our voting securities as of the close of business on the Record Date for: (i) each of our named executive officers, directors, and nominees; (ii) all of our executive officers and directors as a group; and (iii) each person known by us to beneficially own more than 5% of any class of our voting securities.

Our voting securities consist of Class A Common Stock, Class B Common Stock, and Series A Preferred Stock. Each share of Class A Common Stock is entitled to ten votes per share. Each share of Class B Common Stock is entitled to one vote per share. A share of Class A Common Stock may be voluntarily converted into a share of Class B Common Stock. A transfer of a share of Class A Common Stock will result in its automatic conversion into a share of Class B Common Stock upon such transfer, subject to certain exceptions. Each share of Series A Preferred Stock is generally entitled to one vote for each share of Class B Common Stock into which the share of Series A Preferred Stock may be converted on an as-converted basis, subject to the Series A Beneficial Ownership Limitation and other applicable restrictions on conversion. Each share of Series A Preferred Stock is convertible into shares of Class B Common Stock based on its stated value (the “Stated Value”) and the applicable conversion price (the “Conversion Price”). The initial Stated Value is $10,000 per share of Series A Preferred Stock. The initial Conversion Price is $3.75 per share of Class B Common Stock, subject to an alternate Conversion Price equal to 85% (or 70% if the Class B Common Stock is suspended from trading on or delisted from a principal trading market or upon occurrence of a Triggering Event (as defined in the Certificate of Designation)) of the average lowest daily volume weighed average price of the Class B Common Stock during the Alternate Conversion Measuring Period (as defined in the Certificate of Designation), subject to applicable limitations or restrictions.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under those rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power, and also any shares which the person has the right to acquire within 60 days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right. Except as set forth below, each of the beneficial owners listed below has direct ownership of and sole voting power and investment power with respect to the shares of our voting securities.

Unless otherwise specified, the address of each of the persons set forth below is c/o Asset Entities Inc., 100 Crescent Court, 7th Floor, Dallas, TX 75201, Attn: Chief Financial Officer.

	Amount of Class A Common Stock(1)		Percent of Class A Common Stock (%)(2)		Amount of Class B Common Stock(1)(3)		Percent of Class B Common Stock (%)(4)		Amount of Series A Preferred Stock(3)	Percent of Series A Preferred Stock (%)(5)	Total Voting Power(6) (%)
Arshia Sarkhani, Chief Executive Officer, President and Director(7)	1,506,406	(7)	100.0		40,000	(7)	2.3	(7)	-	-	90.0	(7)
Kyle Fairbanks, Chief Marketing Officer, Executive Vice-Chairman and Director(8)	1,506,406	(8)	100.0	(8)	40,000	(8)	2.3	(8)	-	-	90.0	(8)
Michael Gaubert, Executive Chairman and Director(9)	1,506,406	(9)	100.0	(9)	45,100	(9)	2.6	(9)	-	-	90.0	(9)
Richard A. Burton, Director	-		-		1,800			*	-	-		*
John A. Jack II, Director	-		-		1,800			*	-	-		*
Scott K. McDonald, Director	-		-		1,800			*	-	-		*
David Reynolds, Director	-		-		1,800			*	-	-		*
All directors and executive officers as a group (11 persons)	1,506,406	(10)	100.0	(10)	311,313	(10)	18.2	(10)	-	-	91.6	(10)
Asset Entities Holdings, LLC(11)	1,506,406	(11)	100.0	(11)	-	(11)	-	(11)	-	-	90.0	(11)

*	A percentage of shares beneficially owned by a director of the Company that does not exceed one percent of the outstanding shares of common stock as of the Record Date.

(1)	Shares of Class A Common Stock are freely convertible into shares of Class B Common Stock.

(2)	Based on 1,506,406 shares of Class A Common Stock issued and outstanding as of the Record Date.

(3)	Shares of Series A Preferred Stock are convertible into shares of Class B Common Stock based on the Stated Value and the applicable Conversion Price. The initial Stated Value is $10,000 per share of Series A Preferred Stock. The initial Conversion Price is $3.75 per share of Class B Common Stock, subject to an alternate Conversion Price equal to 85% (or 70% if the Class B Common Stock is suspended from trading on or delisted from a principal trading market or upon occurrence of a Triggering Event) of the average lowest daily volume weighed average price of the Class B Common Stock during the Alternate Conversion Measuring Period, subject to applicable limitations or restrictions

(4)	Based on 1,713,780 shares of Class B Common Stock issued and outstanding as of the Record Date.

(5)	Based on 320 shares of Series A Preferred Stock issued and outstanding as of the Record Date.

(6)	Based on 1,506,406 shares of Class A Common Stock, 1,713,780 shares of Class B Common Stock, and 320 shares of Series A Preferred Stock issued and outstanding as of the Record Date, respectively, voting together as a single class. The holders of Class A Common Stock are entitled to ten (10) votes for each share of Class A Common Stock held of record, the holders of Class B Common Stock are entitled to one (1) vote for each share of Class B Common Stock held of record, and the holders of Series A Preferred Stock are generally entitled to one vote for each share of Class B Common Stock into which the share of Series A Preferred Stock may be converted on an as-converted basis, subject to the Series A Beneficial Ownership Limitation, on all matters submitted to a vote of the stockholders. A holder of Series A Preferred Stock may not convert the Series A Preferred Stock into Class B Common Stock to the extent that such conversion would cause such holder’s beneficial ownership of Class B Common Stock to exceed the Series A Beneficial Ownership Limitation. The shares of Class A Common Stock, Class B Common Stock, and Series A Preferred Stock issued and outstanding as of the Record Date represented combined total voting power of 16,780,303 votes as of the Record Date.

(7)	Arshia Sarkhani is a manager, officer and owner of Asset Entities Holdings, LLC, a Texas limited liability company (“AEH”), which holds 1,506,406 shares of Class A Common Stock. Upon conversion of the shares of Class A Common Stock into Class B Common Stock, the beneficial ownership of the voting securities of the Company would consist of 1,546,406 shares of Class B Common Stock, representing beneficial ownership and total voting power of approximately 48.0%. Mr. Sarkhani disclaims beneficial ownership of these securities, except to the extent, if any, of his pecuniary interest therein.

(8)	Kyle Fairbanks is a manager, officer and owner of AEH, which holds 1,506,406 shares of Class A Common Stock. Upon conversion of the shares of Class A Common Stock into Class B Common Stock, the beneficial ownership of the voting securities of the Company would consist of 1,546,406 shares of Class B Common Stock, representing beneficial ownership and total voting power of approximately 48.0%. Mr. Fairbanks disclaims beneficial ownership of these securities, except to the extent, if any, of his pecuniary interest therein.

(9)	Michael Gaubert is an officer and indirect owner of AEH, which holds 1,506,406 shares of Class A Common Stock. Upon conversion of the shares of Class A Common Stock into Class B Common Stock, the beneficial ownership of the voting securities of the Company would consist of 1,551,506 shares of Class B Common Stock, representing beneficial ownership and total voting power of approximately 48.2%. Mr. Gaubert disclaims beneficial ownership of these securities, except to the extent, if any, of his pecuniary interest therein.

(10)	The amount and percent of the shares of Class A Common Stock beneficially owned by the directors and executive officers of the Company includes the amount beneficially owned by the managers, officers and owners of AEH, which holds 1,506,406 shares of Class A Common Stock. AEH’s managers, officers or other beneficial owners are Arman Sarkhani, Arshia Sarkhani, Jackson Fairbanks, Kyle Fairbanks, Matthew Krueger, and Michael Gaubert, of which Arman Sarkhani, Arshia Sarkhani, Kyle Fairbanks, Matthew Krueger, and Michael Gaubert are directors and executive officers of the Company. Upon conversion of the shares of Class A Common Stock into Class B Common Stock, the beneficial ownership of the voting securities of the Company would consist of 1,815,919 shares of Class B Common Stock, representing beneficial ownership and total voting power of approximately 56.4%.

(11)	Asset Entities Holdings, LLC, or AEH, is a Texas limited liability company. Arman Sarkhani, Arshia Sarkhani, Jackson Fairbanks, Kyle Fairbanks, Matthew Krueger, and Michael Gaubert are managers, officers, or beneficial owners of AEH. Each of them is deemed to beneficially own the shares of Class A Common Stock owned by AEH and has shared voting and dispositive powers over its shares. Upon conversion of the shares of Class A Common Stock into Class B Common Stock, the beneficial ownership of the voting securities of the Company would consist of 1,506,406 shares of Class B Common Stock, representing beneficial ownership and total voting power of approximately 46.8%.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

During the year ended December 31, 2023, the Board held four meetings.

During the year ended December 31, 2023, each member of the Board attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a director) and the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

We do not have a policy requiring Board members to attend the annual meeting of our stockholders. The Company did not hold an annual meeting of stockholders during 2023.

Our Independent Directors

The rules of Nasdaq generally require that a majority of an issuer’s board of directors consist of independent directors. The Board of Directors consists of seven directors, four of whom have been determined by the Board to be “independent directors” within the meaning of Nasdaq Listing Rule 5605(a)(2). For discussion of compensation and indemnification arrangements with our independent directors for services performed as members of the Board, see “Executive Compensation – Director Compensation”.

Governance Structure

We chose to appoint a separate Executive Chairman of the Board, which we generally refer to as our Executive Chairman, who is not our Chief Executive Officer. The Company determined that a separate chairman of the Board can act as a balance to our President and Chief Executive Officer, who also serves as a director. However, the Bylaws provide the Board with the flexibility to combine or separate the positions of Executive Chairman, President and Chief Executive Officer. Michael Gaubert currently serves as our Executive Chairman and Arshia Sarkhani currently serves as our President and Chief Executive Officer. We do not currently intend to combine these positions; however, a change in this leadership structure could be made if the Board determines it is in the best long-term interests of stockholders. For example, if the two roles were to be combined, we believe that the independence of the majority of our directors, and the three fully independent Board committees, would provide effective oversight of our management and the Company.

The Board’s Role in Risk Oversight

The Board and its committees oversee risk management so that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. Management communicates routinely with the Board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. Much of this work has been delegated to committees, which will meet regularly and report back to the full Board. The Audit Committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters. The Compensation Committee of the Board (the “Compensation Committee”) evaluates the risks and rewards associated with our compensation philosophy and programs. The Nominating and Corporate Governance Committee evaluates risk associated with management decisions and strategic direction.

Board Committees

The Board has established the Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act; the Compensation Committee; and the Nominating and Corporate Governance Committee. All committees operate under a written charter adopted by the Board, each of which is available on our Internet website at https://investors.assetentities.com.

In addition, the Board may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by the Board.

Audit Committee

The Audit Committee is responsible for, among other things: (i) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls, (ii) the performance of the internal and external audit services function, (iii) the annual independent audit of the Company’s financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence and performance, (iv) the compliance by the Company with legal and regulatory requirements, including the Company’s disclosure controls and procedures, (v) the conduct of and compliance by the Company’s officers and directors with the Company’s Code of Ethics and Business Conduct (the “Code of Ethics”), (vi) the evaluation of enterprise risk issues, (vii) the preparation of the Audit Committee Report that is required pursuant to the rules of the SEC, and (viii) the fulfillment of the other responsibilities set out in its charter.

The Audit Committee’s members are Richard A. Burton, John A. Jack II, and Scott K. McDonald, with Mr. Burton serving as the chairman. The Board has determined that each of the Audit Committee’s members meets the definition of an “independent director” as defined under Nasdaq Listing Rule 5605(a)(2), meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act, and meets the other requirements for Audit Committee membership under Nasdaq Listing Rule 5605(c)(2).

Compensation Committee

The Compensation Committee is responsible for, among other things: (i) reviewing and approving the remuneration of our executive officers; (ii) evaluating and making recommendations to the Board regarding the compensation of our independent directors; (iii) evaluating and making recommendations to the Board regarding equity-based and incentive compensation plans, policies and programs; and (iv) the fulfillment of the other responsibilities set out in its charter.

The Compensation Committee has the authority to evaluate the performance of the Chief Executive Officer, and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the compensation of the Chief Executive Officer, based on this evaluation. The Chief Executive Officer may not be present during voting or deliberations on his or her compensation. In addition, upon the engagement of and annually thereafter, the Compensation Committee has the authority to determine and approve the compensation paid to the Company’s Chief Financial Officer and any other executive officers that serve in executive officer capacities for the Company. The Compensation Committee must approve all long-term incentive awards for the executive officers of the Company. The Compensation Committee may make factual determinations concerning any equity incentive plan.

The Compensation Committee may retain a compensation consultant, independent legal counsel or other adviser. During the fiscal year ended December 31, 2023, the Compensation Committee did not retain any compensation consultant, independent legal counsel or other adviser.

The Compensation Committee may grant the right to receive indemnification and right to be paid by the Company the expenses incurred in defending any proceeding in advance to its disposition, to any employees in their capacity as officer, director, employee or agent of the Company, any of the directors of the Company and any of the Company’s executive officers to the fullest extent of the provisions of the Bylaws.

In addition, the Compensation Committee may use reasonable amounts of time of the Company’s independent accountants, outside lawyers and other internal staff to assist and advise the Committee in connection with its responsibilities. The Committee must keep the Company’s Chief Financial Officer informed as to the general range of anticipated expenses for outside consultants.

The Compensation Committee also periodically evaluates and makes recommendations to the Board concerning the total compensation package for directors, including fees, reimbursable expenses, and equity compensation.

The Compensation Committee’s members are John A. Jack II, Richard A. Burton, and Scott K. McDonald, with Mr. Jack serving as the chairman. The Board has determined that each of the Compensation Committee’s members satisfies the “independence” requirements of Nasdaq Listing Rule 5605(d)(2)(A).

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for, among other things: (i) identifying and evaluating individuals qualified to become members of the Board by reviewing nominees for election to the Board submitted by stockholders and recommending to the Board director nominees for each annual meeting of stockholders and for election to fill any vacancies on the Board; (ii) advising the Board with respect to Board organization, desired qualifications of Board members, the membership, function, operation, structure and composition of committees (including any committee authority to delegate to subcommittees), and self-evaluation and policies; (iii) advising on matters relating to corporate governance and monitoring developments in the law and practice of corporate governance; and (iv) approving any related-party transactions.

The Nominating and Corporate Governance Committee’s methods for identifying candidates for election to the Board (other than those proposed by our stockholders, as discussed below) will include the solicitation of ideas for possible candidates from a number of sources, including members of the Board, our executives, individuals personally known to the members of the Board, and other research. The Nominating and Corporate Governance Committee may also, from time to time, retain one or more third-party search firms to identify suitable candidates.

In making director recommendations, the Nominating and Corporate Governance Committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other Board members; (iii) the extent to which the candidate would be a desirable addition to the Board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

The Nominating and Corporate Governance Committee’s members are Scott K. McDonald, John A. Jack II, and Richard A. Burton, with Mr. McDonald serving as the chairman. The Board has determined that the Nominating and Corporate Governance Committee is comprised solely of “independent directors” as such term is defined by Nasdaq Listing Rule 5605(a)(2).

Director Nominations

Criteria for Board Membership

The Nominating and Corporate Governance Committee is responsible for periodically evaluating the desirability of and recommending to the Board any changes in the size and composition of the Board or the qualifications for Board membership. In making its recommendations to the Board, the Nominating and Corporate Governance Committee considers, evaluates and selects directors, including nominees recommended by stockholders, in accordance with the following general and specific considerations:

●	General Considerations. The Nominating and Corporate Governance Committee must ensure that the Board is comprised of at least enough independent directors to comply with the requirements of Nasdaq as well as applicable rules and regulations of the SEC. In making its recommendations, the Committee may consider some or all of the following factors: (1) The candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (2) The interplay of the candidate’s experience with the experience of other Board members; (3) The extent to which the candidate would be a desirable addition to the Board and any committee thereof; (4) Whether or not the person has any relationships that might impair his or her independence, including, but not limited to, business, financial or family relationships with the Company’s management; and (5) The candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industries in which the Company operates.

●	Specific Considerations. In addition to the foregoing general considerations, the Nominating and Corporate Governance Committee will develop, reevaluate at least annually and modify as appropriate a set of specific considerations outlining the skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), particular areas of expertise, specific backgrounds, and other characteristics for which there is a specific need on the Board and which would enhance the effectiveness of the Board and its committees given its current composition.

The Nominating and Corporate Governance Committee will evaluate each new director candidate and each incumbent director before recommending that the Board nominate such individual for election (or that the Board elect such individual on an interim basis) as a director based upon the extent to which such individual satisfies the general criteria above and will contribute significantly to satisfying the overall mix of specific criteria identified above. Each annual decision to nominate an incumbent director must be based upon a careful consideration of such individual’s contributions, including the value of the person’s experience as a director of the Company, the availability of new director candidates who may offer unique contributions and the Company’s changing needs.

The Nominating and Corporate Governance Committee will seek to identify potential director candidates who will strengthen the Board and will contribute to the overall mix of considerations identified above. This process should include establishing procedures for soliciting and reviewing potential nominees from directors and stockholders and for notifying those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee will have sole authority to retain and terminate any third-party search firms to be used to identify director candidates, including sole authority to approve any such search firm’s fees and other terms of retention.

The Nominating and Corporate Governance Committee will submit to the Board the candidates for director to be recommended by the Board for election at each annual meeting of stockholders and to be added to the Board at any other times due to any expansion of the Board, director resignations or retirements or otherwise. In the event of a vacancy on the Board, following determination by the Board that such vacancy must be filled, the Nominating and Corporate Governance Committee will identify candidates for director qualified to fill such vacancy that satisfies the general criteria above.

The Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of any director candidates recommended by stockholders because the committee considers candidates proposed by stockholders and evaluates them using the same criteria as for other candidates. For additional information regarding stockholder nominations, see “—Stockholder Recommendations” below.

Each of the nominees included in this proxy statement and the Company’s proxy card for the Annual Meeting was recommended for inclusion by all of the members of the Board, which consists of our Chief Executive Officer and President, our Executive Chairman, our Executive Vice-Chairman and Chief Marketing Officer, and four non-management directors.

Board Diversity

The Board and the Nominating and Corporate Governance Committee do not have a specific diversity policy, but consider diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

The following Board Diversity Matrix presents certain diversity statistics, as voluntarily self-identified by our directors, in accordance with Nasdaq Listing Rule 5606.

Board Diversity Matrix (As of August 2, 2024)

Total Number of Directors:			7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	7	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Stockholder Recommendations

The Nominating and Corporate Governance Committee is responsible for the consideration of any written stockholder recommendations for candidates for the Board, which recommendations should be delivered or mailed, postage prepaid, to:

Nominating and Corporate Governance Committee

Asset Entities Inc.

100 Crescent Ct, 7th Floor

Dallas, TX 75201

Stockholder recommendations must include the following information to be considered by the Nominating and Corporate Governance Committee: (a) all information relating to such recommended candidate as would be required to be disclosed for a director nominee pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and as required for stockholder nominations of director candidates pursuant to the Bylaws; (b) the names and addresses of the stockholders making the recommendation and the class and number of shares of the Company’s Class A Common Stock, Class B Common Stock or Series A Preferred Stock which are owned beneficially and of record by such stockholders; and (c) other appropriate biographical information and a statement as to the qualification of the nominee. There are no pre-established qualifications, qualities or skills at this time that any particular director nominee must possess and nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Any recommendations received from our security holders will be evaluated in the same manner that potential nominees recommended by Board members, management or other parties are evaluated.

Communications with the Board of Directors

Stockholders seeking to communicate with the Board should submit their written comments to Mr. Michael Gaubert, our Executive Chairman and a member of the Board, at Asset Entities Inc., 100 Crescent Ct, 7th Floor, Dallas, TX 75201. Mr. Gaubert will forward such communications to each member of the Board; provided that, if in the opinion of Mr. Gaubert it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Code of Ethics and Business Conduct

We have adopted the Code of Ethics, which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including insider trading regulations, the Company’s disclosure controls and procedures and internal control over financial reporting, and reporting of violations of the Code of Ethics.

The full text of the Code of Ethics is posted on our website at https://investors.assetentities.com. Any waiver of the Code of Ethics for directors or executive officers must be approved by the Audit Committee. We will disclose future amendments to the Code of Ethics, or waivers from provisions of the Code of Ethics, that apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website within four business days following the date of the amendment or waiver. In addition, we will disclose any waiver from provisions of the Code of Ethics that apply to our other executive officers and our directors on our website. A copy of our Code of Business Conduct and Ethics will also be provided free of charge upon request to: Company Secretary, Asset Entities Inc., 100 Crescent Ct, 7th Floor, Dallas, TX 75201.

Hedging and Pledging Prohibition

Under our Insider Trading Policy, our directors, officers, and key employees (and each such individual’s family members, household members and entities that are controlled or influenced by such individual, as described in the policy) are prohibited from engaging in the following transactions at any time: (i) engaging in short sales of our securities; (ii) trading in put options, call options or other derivative securities on an exchange or in any other organized market; (iii) engaging in hedging or monetization transactions in our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities; and (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for a loan unless the collateral arrangement is specifically approved in advance by the policy administrator. These prohibitions apply to securities granted to our key employees, officers and directors by the Company as part of their compensation, and securities otherwise held, directly or indirectly, by our key employees, officers and directors.

Indemnification Agreements and Directors and Officers Liability Insurance

We have entered into a standard indemnification agreement with each of our executive officers and directors. We have also obtained standard policies of insurance under which coverage is provided (a) to our directors and executive officers against loss rising from claims made by reason of breach of duty or other wrongful act, and (b) to us with respect to payments which we may make to such executive officers and directors pursuant to the indemnification agreements referred to above, the Company’s Articles of Incorporation and the Bylaws, or otherwise as a matter of law.

Director Compensation

Generally, the Board believes that the level of director compensation should be based on time spent carrying out Board and committee responsibilities and be competitive with comparable companies. In addition, the Board believes that a significant portion of director compensation should align director interests with the long-term interests of stockholders. The Board allows changes in its director compensation practices based on recommendations and approvals of the Compensation Committee.

Each of the Company’s independent directors have entered into an Independent Director Agreement with the Company (each, an “Independent Director Agreement”). Under the Independent Director Agreement between us and each of our independent directors, each independent director will receive an annual cash fee and an initial award of restricted Class B Common Stock. We will pay the annual cash compensation fee to each independent director in four equal installments no later than the fifth business day of each calendar quarter commencing in the quarter following the date of the director’s appointment. The cash fee to be paid to each independent director will be $40,000 per year in cash, plus $9,000 per year for as long as the director serves as a chairman of a committee of the Board. In addition, under their agreements, 9,000 restricted shares of Class B Common Stock were awarded to each independent director following each director’s appointment. The restricted stock vests in four (4) equal quarterly installments commencing in the quarter following the date of grant. We will also reimburse each independent director for pre-approved reasonable business-related expenses incurred in good faith in connection with the performance of the director’s duties for us. As also required under each Independent Director Agreement, we have separately entered into a standard indemnification agreement with each of our directors.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the directors of the Company who are not named executive officers for services rendered in all capacities during the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard A. Burton	36,750	21,870	(1)	-	-	-	-	58,620
John A. Jack II	30,000	21,870	(1)	-	-	-	-	51,870
Scott K. McDonald	36,750	21,870	(1)	-	-	-	-	58,620
Brian Regli(2)	36,750	21,870	(1)	-	-	-	-	58,620

(1)	On February 7, 2023, each of Richard A. Burton, John A. Jack II, Scott K. McDonald, and Brian Regli was granted 9,000 shares of Class B Common Stock subject to vesting as to 2,250 shares of Class B Common Stock in each of the first, second, third, and fourth calendar quarters following the grant date. The aggregate grant date fair value of this award was computed in accordance with FASB ASC Topic 718 based on the assumptions described in Note 2 to the Company’s financial statements beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. All of the granted shares remained outstanding as of December 31, 2023.

(2)	Brian Regli resigned from the Board of Directors effective as of May 16, 2024.

EXECUTIVE OFFICERS OF THE COMPANY

The following sets forth information about our executive officers as of the date of this proxy statement:

Name	Age	Position
Derek Dunlop	53	Chief Experience Officer
Michael Gaubert	58	Executive Chairman and Director
Arshia Sarkhani	27	Chief Executive Officer, President and Director
Matthew Krueger	38	Chief Financial Officer, Treasurer and Secretary
Arman Sarkhani	23	Chief Operating Officer
Kyle Fairbanks	26	Chief Marketing Officer, Executive Vice-Chairman and Director
Jason Lee	35	Chief Technology Officer

For information regarding Messrs. Gaubert, Sarkhani, and Fairbanks, please refer to “Proposal No. 1 – Election of Directors – Information with Respect to Director Nominees,” above.

Derek Dunlop has served as our Chief Experience Officer since September 2021. From April 2020 to January 2022, Mr. Dunlop also provided consulting services through his business Digital Punk LLC. From June 2017 to April 2020, Mr. Dunlop was an executive officer and co-founder of games developer AuGames. From November 2013 to May 2017, Mr. Dunlop worked on software development at Projekt202 as a project developer. Mr. Dunlop has worked in the innovation, design, and consulting industry for over 20 years, designing, developing and presenting ideas and solutions for global companies. These solutions include the creation of new dynamic business models and new strategic directions to a variety of companies and industries. As a Practice Leader and Media, Retail and Digital Strategist at Dell EMC (formerly EMC Corporation) from September 2009 to November 2013, Mr. Dunlop managed teams that worked on the cutting edge of “cloud-enabled” application development, big data analytics and next-generation employee portal platforms, with a focus on solution envisioning and customer pre-sales together with DevOps, platform-as-a-service, real-time analytics, application modernization and portal platforms. In addition, from September 2009 to November 2013, Mr. Dunlop worked on strategic development for James Cameron’s Lightstorm Entertainment and for digital visual effects company WETA Digital, founded by Peter Jackson. As a Strategic Digital Media Consultant for EMC Consulting Group Inc., from October 2006 to September 2009, Mr. Dunlop worked with technical blueprints and corporate DNA infrastructure; developed business plans and sales strategies for UK and global companies; managed solutions, concepts, training, and go to market propositions for sales teams; managed and delivered white papers, press articles, and press releases; and acted as a company spokesperson. Mr. Dunlop received his bachelor’s degree in Electronic and Electrical Engineering from Robert Gordon University.

Matthew Krueger has served as our Chief Financial Officer since September 2021 and has been the Company’s Secretary and Treasurer in March 2022. Since December 2018, Mr. Krueger has been the manager and chief executive officer of consulting company Xcelerated Consulting, LLC where he provides business and management services to clients in the technology, oil and gas, and real estate industry. From March 2015 to December 2018, Mr. Krueger was the director of finance at Get Me, LLC. From 2010 to 2015, he had roles as the director of finance, controller, and assistant controller at Technology Resource Center of America, LLC. Mr. Krueger received his bachelor’s degree in Business Administration, with a minor in Accounting, summa cum laude, from Finlandia University. Mr. Krueger holds a Texas CPA license.

Arman Sarkhani is a co-founder of Asset Entities and has served as the Chief Operating Officer since January 2022. Before co-founding Asset Entities, Mr. Sarkhani actively invested and developed a social media following which he and his co-founders utilized when starting Asset Entities. From October 2019 to November 2020, Mr. Sarkhani was a tutor with AVID, a nonprofit educational service, at Mount Carmel High School. From August 2018 to May 2021, Mr. Sarkhani attended Miramar Community College. Mr. Sarkhani has attended University of California – San Diego since September 2021, and expects to earn a bachelor’s degree in Psychology, Marketing, and Management in May 2025.

Jason Lee has served as our Chief Technology Officer since November 2023. In July 2020, Mr. Lee founded Ternary Inc., a Discord community business management service, and served as its Chief Executive Officer until November 2023 when its business and assets were acquired by the Company. In August 2019, Mr. Lee co-founded OptionsSwing Inc., an educational Discord options trading service, and served as its Chief Executive Officer until November 2023 when its business and assets were also acquired by the Company. In 2021, Mr. Lee was placed on the Forbes Next 1000 list and received the GFEL Excellence in Education Award for his work at OptionsSwing. From April 2014 to November 2020, Mr. Lee worked for Salesforce Inc. (NYSE: CRM), where from February 2017 he was a Lead Solution Engineer after consecutive positions as an Associate Solution Engineer, Solution Engineer, and Senior Solution Engineer from April 2014 to February 2017. Mr. Lee holds several Salesforce certifications, which underscore his expertise in customer relationship management (CRM) technologies. Mr. Lee received his bachelor’s degree in U.S. History from Syracuse University.

EXECUTIVE COMPENSATION

Summary Compensation Table - Years Ended December 31, 2023 and 2022

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000 during 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Arshia Sarkhani, Chief	2023	240,000	10,000	486,000	(1)	-	7,346	(2)	743,346
Executive Officer and President	2022	-	-	-		-	47,500	(3)	47,500
Michael Gaubert,	2023	220,000	50,000	547,965	(4)	-	27,346	(5)	845,311
Executive Chairman	2022	-	-	-		-	60,000	(3)	60,000
Kyle Fairbanks,	2023	240,000	10,000	486,000	(6)	-	7,346	(2)	743,346
Executive Vice-Chairman and Chief Marketing Officer	2022	-	-	-		-	50,500	(3)	50,500

(1)	On February 7, 2023, Arshia Sarkhani was granted 40,000 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date. The aggregate grant date fair value of this award was computed in accordance with FASB ASC Topic 718 based on the assumptions described in Note 2 to the Company’s financial statements beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(2)	All other compensation consisted of health insurance.

(3)	All other compensation consisted of consulting fees.

(4)	On February 7, 2023, Michael Gaubert was granted 45,100 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date. The aggregate grant date fair value of this award was computed in accordance with FASB ASC Topic 718 based on the assumptions described in Note 2 to the Company’s financial statements beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(5)	All other compensation consisted of $20,000 in consulting fees and $7,346 in health insurance.

(6)	On February 7, 2023, Kyle Fairbanks was granted 40,000 shares of Class B Common Stock subject to subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date. The aggregate grant date fair value of this award was computed in accordance with FASB ASC Topic 718 based on the assumptions described in Note 2 to the Company’s financial statements beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Executive Officer Employment and Consulting Agreements

Under the employment letter agreement between the Company and the Company’s Chief Executive Officer and President, Arshia Sarkhani, dated as of April 21, 2022 (the “Arshia Sarkhani Employment Agreement”), the term of the Arshia Sarkhani Employment Agreement commenced as of the closing of our initial public offering on February 7, 2023, and will continue for two years unless terminated earlier in accordance with its terms. During the term of the Arshia Sarkhani Employment Agreement, the Company will pay Mr. Sarkhani an annual salary of $240,000 and paid an initial cash bonus of $10,000. Mr. Sarkhani will be eligible to receive an annual cash bonus as determined by the Board of Directors. Pursuant to the Arshia Sarkhani Employment Agreement, following the closing of the initial public offering, on February 7, 2023, the Company entered into its standard form of restricted stock award agreement with Mr. Sarkhani granting restricted stock under the Plan in the amount of 40,000 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date. Upon a change of control of the Company, all of the shares will vest immediately. Under the Arshia Sarkhani Employment Agreement, Mr. Sarkhani will be eligible to participate in standard benefits plans offered to similarly-situated employees by the Company from time to time, subject to plan terms and generally applicable Company policies. The Arshia Sarkhani Employment Agreement also has certain confidentiality provisions.

Under the employment letter agreement between the Company and the Company’s Chief Experience Officer, Derek Dunlop, dated as of April 21, 2022 (the “Dunlop Employment Agreement”), the term of the Dunlop Employment Agreement commenced as of the closing of the initial public offering on February 7, 2023, and will continue for two years unless terminated earlier in accordance with its terms. During the term of the Dunlop Employment Agreement, the Company will pay Mr. Dunlop an annual salary of $220,000 and paid an initial cash bonus of $10,000. Mr. Dunlop will be eligible to receive an annual cash bonus as determined by the Board of Directors. Pursuant to the Dunlop Employment Agreement, following the closing of the initial public offering, on February 7, 2023, the Company entered into its standard form of restricted stock award agreement with Mr. Dunlop granting restricted stock under the Plan in the amount of 45,100 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date. Upon a change of control of the Company, all of the shares will vest immediately. Under the Dunlop Employment Agreement, Mr. Dunlop will be eligible to participate in standard benefits plans offered to similarly-situated employees by the Company from time to time, subject to plan terms and generally applicable Company policies. The Dunlop Employment Agreement also has certain confidentiality.

Under the employment letter agreement between the Company and the Company’s Chief Financial Officer, Treasurer and Secretary, Matthew Krueger, dated as of April 21, 2022 (the “Krueger Employment Agreement”), the term of the Krueger Employment Agreement commenced as of the closing of the initial public offering on February 7, 2023, and will continue for two years unless terminated earlier in accordance with its terms. During the term of the Krueger Employment Agreement, the Company will pay Mr. Krueger an annual salary of $180,000 and paid an initial cash bonus of $25,000. Mr. Krueger will be eligible to receive an annual cash bonus as determined by the Board of Directors. Pursuant to the Krueger Employment Agreement, following the closing of the initial public offering, on February 7, 2023, the Company entered into its standard form of restricted stock award agreement with Mr. Krueger granting restricted stock under the Plan in the amount of 39,600 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date. Upon a change of control of the Company, all of the shares will vest immediately. Under the Krueger Employment Agreement, Mr. Krueger will be eligible to participate in standard benefits plans offered to similarly-situated employees by the Company from time to time, subject to plan terms and generally applicable Company policies. The Krueger Employment Agreement also has certain confidentiality provisions.

Under the employment letter agreement between the Company and the Company’s Executive Vice-Chairman and Chief Marketing Officer, Kyle Fairbanks, dated as of April 21, 2022 (the “Kyle Fairbanks Employment Agreement”), the term of the Kyle Fairbanks Employment Agreement commenced as of the closing of the initial public offering on February 7, 2023, and will continue for two years unless terminated earlier in accordance with its terms. During the term of the Kyle Fairbanks Employment Agreement, the Company will pay Mr. Fairbanks an annual salary of $240,000 and paid an initial cash bonus of $10,000. Mr. Fairbanks will be eligible to receive an annual cash bonus as determined by the Board of Directors. Pursuant to the Kyle Fairbanks Employment Agreement, following the closing of the initial public offering, on February 7, 2023, the Company entered into its standard form of restricted stock award agreement with Mr. Fairbanks granting restricted stock under the Plan in the amount of 40,000 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date. Upon a change of control of the Company, all of the shares will vest immediately. Under the Kyle Fairbanks Employment Agreement, Mr. Fairbanks will be eligible to participate in standard benefits plans offered to similarly-situated employees by the Company from time to time, subject to plan terms and generally applicable Company policies. The Kyle Fairbanks Employment Agreement also has certain confidentiality provisions.

Under the employment letter agreement between the Company and the Company’s Chief Operating Officer, Arman Sarkhani, dated as of April 21, 2022 (the “Arman Sarkhani Employment Agreement”), the term of the Arman Sarkhani Employment Agreement commenced as of the closing of the initial public offering on February 7, 2023, and will continue for two years unless terminated earlier in accordance with its terms. During the term of the Arman Sarkhani Employment Agreement, the Company will pay Mr. Sarkhani an annual salary of $125,000 and paid an initial cash bonus of $10,000. Mr. Sarkhani will be eligible to receive an annual cash bonus as determined by the Board of Directors. Pursuant to the Arman Sarkhani Employment Agreement, following the closing of the initial public offering, on February 7, 2023, the Company entered into its standard form of restricted stock award agreement with Mr. Sarkhani granting restricted stock under the Plan in the amount of 32,600 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date. Upon a change of control of the Company, all of the shares will vest immediately. Under the Arman Sarkhani Employment Agreement, Mr. Sarkhani will be eligible to participate in standard benefits plans offered to similarly-situated employees by the Company from time to time, subject to plan terms and generally applicable Company policies. The Arman Sarkhani Employment Agreement also has certain confidentiality provisions. The Company previously entered into its standard form of directors and officers indemnification agreement with Mr. Sarkhani, and provided standard directors and officers liability insurance, in accordance with the employment letter agreement. On August 15, 2023, the Arman Sarkhani Employment Agreement was amended to provide for an annual salary of $150,000 effective as of September 1, 2023.

Under the employment letter agreement between the Company and the Company’s Chief Technology Officer, Jason Lee, dated as of November 10, 2023 (the “Lee Employment Agreement”), the term of the agreement commenced as of November 15, 2023, and will continue for two years unless terminated earlier in accordance with its terms. During the term of the Lee Employment Agreement, the Company will pay Mr. Lee an annual salary of $100,000. Pursuant to the Lee Employment Agreement, the Company entered into its standard form of restricted stock award agreement with Mr. Lee granting restricted stock under the Plan in the amount of 35,400 shares of Class B Common Stock subject to vesting as to one-fourth of the total granted shares on each of the first four six-month anniversaries of the grant date. Under the Lee Employment Agreement, Mr. Lee will be eligible to participate in standard benefits plans offered to similarly-situated employees by the Company from time to time, subject to plan terms and generally applicable Company policies. The Lee Employment Agreement also has certain confidentiality provisions.

Each of the above employment letter agreements may be terminated by the Company only for “cause”. “Cause” is defined as (a) conviction of or plea of guilty or nolo contendere to a felony under the laws of the United States or any state thereof; (b) commission of fraud or embezzlement on the Company or any of its subsidiaries; (c) willful act or omission which results in an assessment of a civil or criminal penalty against the Company or any of its subsidiaries that causes material financial or reputational harm to the Company or any of its subsidiaries; (d) any intentional act of dishonesty resulting or intending to result in personal gain or enrichment at the expense of the Company or any of its subsidiaries; (e) a violation by of law (whether statutory, regulatory or common law), causing a material financial harm or material reputational harm to the Company or any of its subsidiaries; (f) a material violation of the Company’s (or any of its subsidiaries’) bona fide, written equal employment opportunity, antidiscrimination, anti-harassment, or anti-retaliation policies; (g) material breach of this agreement; (h) the consistent abuse of alcohol, prescription drugs or controlled substances, which interferes with the performance of the officer’s duties to the Company; (i) failure to execute the duties and responsibilities of the officer position which the officer holds; (j) a breach or default of the officer’s obligations to the Company or under the agreement; or (k) excessive absenteeism other than for reasons of illness. Each officer may terminate such officer’s employment letter agreement at will.

Under the consulting letter agreement between the Company and the Company’s Executive Chairman, Michael Gaubert, dated as of April 21, 2022, the term of the agreement commenced as of the closing of the initial public offering on February 7, 2023, and will continue for two years unless terminated earlier in accordance with its terms. During the term of the agreement, the Company will pay Mr. Gaubert an annual salary of $240,000. The Company paid an initial cash bonus of $50,000 during 2023. Mr. Gaubert will be eligible to receive an annual cash bonus as determined by the Board of Directors. Pursuant to the consulting letter agreement, following the closing of the initial public offering, on February 7, 2023, the Company entered into its standard form of restricted stock award agreement with Mr. Gaubert granting restricted stock under the Plan in the amount of 45,100 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date. Upon a change of control of the Company, all of the shares will vest immediately. Under the consulting letter agreement, Mr. Gaubert will be eligible to participate in standard benefits plans offered to similarly-situated employees by the Company from time to time, subject to plan terms and generally applicable Company policies. The consulting letter agreement also has certain confidentiality provisions. The consulting letter agreement can be terminated by either party upon 30 days’ advance written notice.

Each of the executive officers named above was required to sign an Employee Confidential Information and Inventions Assignment Agreement or similar agreement which prohibits unauthorized use or disclosure of the Company’s proprietary information, contains a general assignment of rights to inventions and intellectual property rights, non-competition provisions that apply during the term of employment, non-solicitation provisions that apply during the term of employment and for one year after the term of employment, and non-disparagement provisions that apply during and after the term of employment.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2023, the following named executive officers had the following unexercised options, stock that has not vested, and equity incentive plan awards:

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Arshia Sarkhani	-	-	-	-	-	40,000	(1)	127,800	-	-
Michael Gaubert	-	-	-	-	-	45,100	(2)	144,095	-	-
Kyle Fairbanks	-	-	-	-	-	40,000	(3)	127,800	-	-

(1)	On February 7, 2023, Arshia Sarkhani was granted 40,000 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date.

(2)	On February 7, 2023, Michael Gaubert was granted 45,100 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date.

(3)	On February 7, 2023, Kyle Fairbanks was granted 40,000 shares of Class B Common Stock subject to subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date.

Additional Narrative Disclosure

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

Potential Payments Upon Termination or Change in Control

See “—Executive Officer Employment and Consulting Agreements” above.

Asset Entities Inc. 2022 Equity Incentive Plan

On May 2, 2022, the Board of Directors approved, and our majority stockholders ratified, the Asset Entities Inc. 2022 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to advance our interests and the interests of our stockholders by providing an incentive to attract, retain and reward persons performing services for us and by motivating such persons to contribute to our growth and profitability. The maximum number of shares of Class B Common Stock that may be issued pursuant to awards granted under the Plan is 550,000 shares. Cancelled and forfeited stock options and stock awards may again become available for grant under the Plan. As of the Record Date, we have granted awards for a total of 461,713 shares of Class B Common Stock under the Plan and we have not granted any stock options under the Plan. As of the Record Date, 88,287 shares remain available for issuance under the Plan. We intend that awards granted under the Plan be exempt from or comply with Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (including any amendments or replacements of such section), and the Plan shall be so construed.

Summary of Principal Features of the Plan

Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards, each as defined by the Plan. These awards offer our officers, employees, consultants and directors the possibility of future value, depending on the long-term price appreciation of the Class B Common Stock and the award holder’s continuing service with the Company.

Stock options give the option holder the right to acquire from us a designated number of shares of Class B Common Stock at a purchase price that is fixed upon the grant of the option. The exercise price generally will not be less than the market price of the Class B Common Stock on the date of grant. Stock options granted may be either Incentive Stock Options or Non-qualified Stock Options.

Stock Appreciation Rights, or SARs, may be granted alone or in tandem with options, and have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the fair market value of the shares on the date of exercise and the exercise price of the shares under the SAR. The exercise price for SARs is normally the market price of the shares on the date the SAR is granted. Under the Plan, holders of SARs may receive this payment — the appreciation value — either in cash or shares of Class B Common Stock valued at the fair market value on the date of exercise. The form of payment will be determined by the administrator.

Restricted Awards are awards of shares of Class B Common Stock or rights to shares of Class B Common Stock to participants at no cost. Restricted Stock (as defined by the Plan) represents issued and outstanding shares of Class B Common Stock which may be subject to vesting criteria under the terms of the award within the discretion of the administrator. Restricted Stock Units (as defined by the Plan) represent the right to receive shares of Class B Common Stock which may be subject to satisfaction of vesting criteria under the terms of the award within the discretion of the administrator. Restricted Stock and the rights under Restricted Stock Units are forfeitable and non-transferable until they vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

The Plan also provides for Performance Compensation Awards, representing the right to receive a payment, which may be in the form of cash, shares of Class B Common Stock, or a combination, based on the attainment of pre-established goals.

Principal Features of the Plan

Purposes of the Plan: The purposes of the Plan are (a) to enable the Company and any affiliate company to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

Administration of the Plan: The Plan is administered by the Compensation Committee. In this summary, we refer to the Compensation Committee as the administrator. Among other things, the administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The administrator has authority to establish, amend and rescind rules and regulations relating to the Plan.

Eligible Recipients: Persons eligible to receive awards under the Plan are employees (including officers or directors who are also treated as employees); consultants, i.e., individuals engaged to provide consulting or advisory services to the Company; and directors.

Shares Available Under the Plan: The maximum number of shares of our Class B Common Stock that may be delivered to participants under the Plan is 550,000, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. Shares subject to an award under the Plan which is canceled, forfeited or expires again become available for grants under the Plan.

Stock Options:

General. Subject to the provisions of the Plan, the administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the administrator may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions of the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the administrator, by actual or constructive delivery of shares of Class B Common Stock based upon the fair market value of the shares on the date of exercise.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of Incentive Stock Options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with the Company or an affiliate company terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the administrator and reflected in the grant evidencing the award.

Incentive Stock Options and Non-Qualified Stock Options. As described elsewhere in this summary, an Incentive Stock Option is an option that is intended to qualify under certain provisions of the Code, for more favorable tax treatment than applies to Non-qualified Stock Options. Only employees may be granted Incentive Stock Options. Any option that does not qualify as an Incentive Stock Option will be a Non-qualified Stock Option. Under the Code, certain restrictions apply to Incentive Stock Options. For example, the exercise price for Incentive Stock Options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an Incentive Stock Option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no Incentive Stock Option may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.

Stock Appreciation Rights: Awards of SARs may be granted alone or in tandem with stock options. SARs provide the holder with the right, upon exercise, to receive a payment, in cash or shares of stock, having a value equal to the excess of the fair market value on the exercise date of the shares covered by the award over the exercise price of those shares. Essentially, a holder of a SAR benefits when the market price of the Class B Common Stock increases, to the same extent that the holder of an option does, but, unlike an option holder, the SAR holder need not pay an exercise price upon exercise of the award.

Restricted Stock. Restricted Stock is a grant of shares of Class B Common Stock. These awards may be subject to such vesting conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals. Restricted Stock is forfeitable and generally non-transferable until it vests. The vesting date or dates and other conditions for vesting are established when the shares are awarded. The administrator may remove any vesting or other restrictions from Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate. Holders of Restricted Stock otherwise generally have the rights of stockholders of the Company, including voting and dividend rights, to the same extent as other stockholders of the Company.

Restricted Stock Units. A Restricted Stock Unit is a right to receive stock on a future date, at which time the Restricted Stock Unit will be settled and the stock to which it granted rights will be issued to the Restricted Stock Unit holder.  These awards may be subject to such vesting conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Restricted stock units are forfeitable and generally non-transferable until they vest. The administrator may remove any vesting or other restrictions from a Restricted Stock Unit whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate. A Restricted Stock Unit holder has no rights as a stockholder. The administrator may exercise discretion to credit a Restricted Stock Unit with cash and stock dividends, with or without interest, and distribute such credited amounts upon settlement of a Restricted Stock Unit, and if the Restricted Stock Unit is forfeited, such dividend equivalents will also be forfeited.

Performance Share Awards and Performance Compensation Awards: The administrator may grant Performance Share Awards and Performance Compensation Awards. A Performance Share Award means the grant of a right to receive a number of actual shares of Class B Common Stock or share units based upon the performance of the Company during a performance period, as determined by the administrator. The administrator may determine the number of shares subject to the Performance Share Award, the performance period, the conditions to be satisfied to earn an award, and the other terms, conditions and restrictions of the award. No payout of a Performance Share Award will be made except upon written certification by the administrator that the minimum threshold performance goal(s) have been achieved.

The administrator may also designate any of the other awards described above as a Performance Compensation Award (other than stock options and SARs granted with an exercise price equal to or greater than the fair market value per share of Class B Common Stock on the grant date). In addition, the administrator shall have the authority to make an award of a cash bonus to any participant and designate such award as a Performance Compensation Award. The participant must be employed by the Company on the last day of the performance period to be eligible for payment in respect of a Performance Compensation Award unless otherwise provided in the applicable award agreement. A Performance Compensation Award will be paid only to the extent that the administrator certifies in writing whether and the extent to which the applicable performance goals for the performance period have been achieved and the applicable performance formula determines that the Performance Compensation Award has been earned. A performance formula means, for a performance period, the one or more objective formulas applied against the relevant performance goal to determine, with regard to the Performance Compensation Award of a particular participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the performance period. The administrator will not have the discretion to grant or provide payment in respect of a Performance Compensation Award for a performance period if the performance goals for such performance period have not been attained.

The administrator will establish performance goals for each Performance Compensation Award based upon the performance criteria that it has selected. The performance criteria shall be based on the attainment of specific levels of performance of the Company and may include the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the administrator from time to time.

The administrator will also determine the performance period for the achievement of the performance goals under a Performance Compensation Award. At any time during the first 90 days of a performance period (or such longer or shorter time period as the administrator shall determine) or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a performance goal for such performance period in order to prevent the dilution or enlargement of the rights of participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of our company, as the administrator may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the administrator deems appropriate.

In determining the actual size of an individual Performance Compensation Award, the administrator may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The administrator shall not have the discretion to (i) grant or provide payment in respect of Performance Compensation Awards if the performance goals have not been attained or (ii) increase a Performance Compensation Award above the maximum amount payable under the Plan.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of our company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator generally has the power to accelerate the exercise or vesting period of an award. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our company, including acceleration of vesting or payment of the value of the award in cash or stock. Except as otherwise determined by the administrator at the date of grant, awards will generally not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, to the extent provided by the terms of an award agreement and subject to the discretion of the administrator, a participant may satisfy any employee withholding tax requirements relating to the exercise or acquisition of Class B Common Stock under an award by tendering a cash payment authorizing the Company to withhold shares of Class B Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of Class B Common Stock under the award (in addition to the Company’s right to withhold from any compensation paid to the participant by the Company). The Board of Directors has the authority, at any time, to discontinue the granting of awards. The Board also has the authority to alter or amend the Plan or any outstanding award or may terminate the Plan as to further grants, provided that no amendment to the Plan will be made, without the approval of our stockholders, to the extent that such approval is required by law or the rules of an applicable securities exchange, or such alteration or amendment would change the number of shares available under the Plan or change the persons eligible for awards under the Plan. No amendment to an outstanding award made under the Plan that would adversely affect the award may be made without the consent of the holder of such award.

Clawback Policy

On November 10, 2023, the Board of Directors adopted a Clawback Policy in accordance with applicable Nasdaq rules (the “Clawback Policy”). The Clawback Policy provides that we will recover reasonably promptly the amount of erroneously awarded incentive-based compensation to any current or former executive officers in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

Director Compensation

For a discussion of compensation to our non-employee directors during the fiscal year ended December 31, 2023, see “Board of Directors and Corporate Governance – Director Compensation”.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since the beginning of our 2022 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

●	We began our operations as a general partnership on August 1, 2020. Asset Entities Limited Liability Company, a California limited liability company (“California LLC”), was formed on October 20, 2020 to operate our business. Asset Entities Inc., a Nevada corporation, was incorporated on March 9, 2022. Immediately after the incorporation of Asset Entities Inc., all of the issued and outstanding stock of Asset Entities Inc. was purchased by California LLC in exchange for $1.00. On March 28, 2022, in accordance with Sections 17710.01-17710.19, inclusive, of the California Corporation Code and Chapter 92A of the Nevada Revised Statutes, California LLC was merged with and into Asset Entities Inc. As a result of the merger, Asset Entities Inc. acquired the business of California LLC. Pursuant to the Agreement and Plan of Merger, the units of California LLC were automatically converted into shares of Asset Entities Inc. in the same proportion as the percentage interests of California LLC represented by such units. As a result and as further provided in the Agreement and Plan of Merger, on March 28, 2022, AEH, which owned 97.56% of California LLC’s units, became the holder of 1,951,200 shares of Class A Common Stock of Asset Entities Inc., or 97.56% of the total issued and outstanding post-merger shares of common stock of Asset Entities Inc., or a holder of 100.0% of total issued and outstanding shares of Class A Common Stock, and Richard A. Benavides, MD, a holder of 2.44% of California LLC’s units became the holder of 48,800 shares of Class B Common Stock of Asset Entities Inc., or 2.44% of the total issued and outstanding post-merger shares of common stock of Asset Entities Inc., or 100.0% of the total issued and outstanding shares of Class B Common Stock prior to the Company’s subsequent issuances of Class B Common Stock. AEH’s managers, officers and owners, which consisted of Arman Sarkhani, Arshia Sarkhani, Derek Dunlop, Jackson Fairbanks, Kyle Fairbanks, Matthew Krueger, and Michael Gaubert, were also our executive officers or directors, and were considered the beneficial owners of the shares held by AEH. Based on total stockholders’ equity of the Company of $33,937 as of March 31, 2022, the total approximate dollar value of these transactions was $33,937. Based on this transactional value and the percentage of the total issued and outstanding shares of common stock of the Company that each party or beneficiary acquired beneficial ownership of as a result of these transactions, the approximate dollar value of the interest of AEH and each of its beneficial owners in these transactions was $33,109, and the approximate dollar value of the interest of Dr. Benavides in these transactions was $828.

●	On April 21, 2022, we entered into Cancellation and Exchange Agreements with Asset Entities Holdings, LLC, a Texas limited liability company (“AEH”), the holder of 1,951,200 shares of Class A Common Stock, GKDB AE Holdings, LLC (“GKDB”), the holder of 200,000 units of membership interests in AEH representing 20.0% ownership of AEH, and certain holders of 790,000 units of membership interests in GKDB (the “2022 Former GKDB Holders”) representing 39.5% ownership in GKDB. In accordance with these agreements, we and AEH agreed to convert 154,145 shares of AEH’s Class A Common Stock into 154,145 shares of Class B Common Stock and transfer such shares to GKDB, in exchange for GKDB’s agreement to cancel and surrender 79,000 of GKDB’s 200,000 units of membership interests in AEH, representing the 2022 Former GKDB Holders’ 39.5% share of GKDB’s total ownership interest in AEH. GKDB in turn agreed to the cancellation of 79,000 of its AEH units and transfer of the 154,145 shares of Class B Common Stock to the 2022 Former GKDB Holders in proportion to their former ownership interests in GKDB, in exchange for the 2022 Former GKDB Holders’ agreement to cancel and surrender all of their units of membership interests in GKDB. The 154,145 shares of Class B Common Stock transferred to the 2022 Former GKDB Holders were derived from the 2022 Former GKDB Holders’ 7.9% nominal indirect interest in AEH’s 1,951,200 shares of Class A Common Stock, which in turn was derived from the 2022 Former GKDB Holders’ 39.5% ownership of GKDB and, in turn, their nominal indirect interest in 79,000 of GKDB’s 200,000 units, or 20.0% ownership of AEH. The 2022 Former GKDB Holders’ nominal indirect interest in AEH’s 1,951,200 shares of Class A Common Stock was therefore automatically converted into ownership of 154,145 shares of Class B Common Stock upon the conversion and transfer of this number of Class A Common Stock that were held by AEH to the 2022 Former GKDB Holders. As a result of these transactions, AEH held 1,797,055 shares of Class A Common Stock and the 2022 Former GKDB Holders held a total of 154,145 shares of Class B Common Stock. GTMC, LLC, a Texas limited liability company (“GTMC”), one of the 2022 Former GKDB Holders, whose manager was Carla Woodcock, acquired 58,536 shares of Class B Common Stock, or 28.8% of the issued and outstanding shares of Class B Common Stock prior to subsequent issuances of Class B Common Stock; KD Holdings Group, LLC, a Wyoming limited liability company (“KD Holdings”), one of the 2022 Former GKDB Holders, whose manager was Robyn Baker, acquired 58,536 shares of Class B Common Stock, or 28.8% of the issued and outstanding shares of Class B Common Stock prior to subsequent issuances of Class B Common Stock; and Trojan Partners, LP, a Delaware limited partnership (“Trojan Partners”), one of the 2022 Former GKDB Holders, whose general partner and officer was Jim Riggs, acquired 29,268 shares of Class B Common Stock, or 14.4% of the issued and outstanding shares of Class B Common Stock prior to subsequent issuances of Class B Common Stock. Based on total stockholders’ equity of the Company of $113,723 as of June 30, 2022, and the percentage of the total issued and outstanding shares of common stock of the Company that was converted and transferred, the total approximate dollar value of these transactions was $8,765. Based on this transactional value, the percentage of the total shares of common stock of the Company that were converted and transferred in these transactions, and the percentage of each party or beneficiary’s beneficial ownership in such shares immediately prior to or as a result of these transactions, the approximate dollar value of the interest of AEH and each of its beneficial owners in these transactions was $8,765; the approximate dollar value of the interest of each of GTMC and Carla Woodcock in these transactions was $3,328; the approximate dollar value of the interest of each of KD Holdings and Robyn Baker in these transactions was $3,328; and the approximate dollar value of the interest of each of Trojan Partners and Jim Riggs in these transactions was $1,664.

●	On June 9, 2022, October 7, 2022, and October 21, 2022, we conducted private placements of shares of Class B Common Stock and entered into certain subscription agreements with a number of investors. Pursuant to the agreements, we issued 150,000 shares of Class B Common Stock at $5.00 per share for a total of $750,000. The shares were subject to certain lockup provisions until 365 days after the commencement of trading of our Class B Common Stock, subject to certain exceptions. However, these lockup provisions have been fully waived. If our Class B Common Stock had not been listed on a national securities exchange on or before the first anniversary of the final closing of the private placement, then all of the private placement investors would have been entitled to receive one additional share for each share originally purchased. Boustead Securities, LLC (“Boustead”), the representative of the underwriters in our initial public offering, acted as placement agent in each private placement. Pursuant to our engagement letter agreement with Boustead (the “Boustead Engagement Letter”), in addition to payments of a success fee of $52,500, or 7% of the total purchase price of the shares sold in the private placements, and a non-accountable expense allowance of $7,500, or 1% of the total purchase price of the shares sold in the private placement, we agreed to issue Boustead five-year warrants to purchase up to 10,500 shares of Class B Common Stock in aggregate, exercisable on a cashless basis, with an exercise price of $31.25 per share, subject to adjustment.

As a result of these private placements, the following transactions resulted in the following acquisitions of shares of Class B Common Stock from the Company: In a private placement on June 9, 2022, each of Eternal Horizon International Company Limited, a company organized under the laws of Hong Kong, of which Jie Xu was Director and had beneficial ownership over its shares, and Gilbert Lam, an individual, acquired 20,000 shares of Class B Common Stock from the Company, or 7.9% of the issued and outstanding shares of Class B Common Stock prior to subsequent issuances of Class B Common Stock, for a payment of $100,000 to the Company. In a private placement on October 21, 2022, Chris Etherington, an individual, acquired 5,000 shares of Class B Common Stock for a payment of $25,000 to the Company, which, together with 30,000 other shares of Class B Common Stock beneficially owned by Chris Etherington indirectly as Managing Member of Oleta Investments, LLC, a Nevada limited liability company, equaled 7.4% of the issued and outstanding shares of Class B Common Stock; and Vertical Holdings, LLC, of which Kevan Casey was Managing Member and had beneficial ownership over its shares, acquired 25,000 shares of Class B Common Stock, or 5.3% of the issued and outstanding shares of Class B Common Stock, for a payment of $125,000 to the Company. Each of the above payments equals the approximate dollar value of the respective transaction and the approximate dollar value of the interest of each investor and the respective beneficial owner of such investor listed above, as applicable, in such transaction.

●	Derek Dunlop, our Chief Experience Officer, received total annual compensation from the Company of $785,311 in 2023, consisting of salary payments totaling $206,250, a bonus payment of $10,000, a grant of 45,100 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date with an aggregate grant date fair value of $547,965 computed in accordance with FASB ASC Topic 718 based on the assumptions described in Note 2 to the Company’s financial statements beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and $21,096 in other compensation consisting of consulting fees and health insurance. Mr. Dunlop received $104,316 in 2022 under a consulting arrangement.

●	Matthew Krueger, our Chief Financial Officer, Treasurer, and Secretary, received total annual compensation from the Company of $693,486 in 2023, consisting of salary payments totaling $180,000, a bonus payment of $25,000, a grant of 39,600 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date with an aggregate grant date fair value of $481,140 computed in accordance with FASB ASC Topic 718 based on the assumptions described in Note 2 to the Company’s financial statements beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and $7,346 in other compensation consisting of health insurance. Mr. Kreuger received $25,500 in 2022 under a consulting arrangement.

●	Arman Sarkhani, our Chief Operating Officer, received total annual compensation from the Company of $546,769 in 2023, consisting of salary payments totaling $133,333, a bonus payment of $10,000, a grant of 32,600 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date with an aggregate grant date fair value of $396,090 computed in accordance with FASB ASC Topic 718 based on the assumptions described in Note 2 to the Company’s financial statements beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and $7,346 in other compensation consisting of health insurance. Mr. Sarkhani received annual compensation from the Company of $42,500 in 2022 under a consulting arrangement.

●	Jackson Fairbanks, our Director of Socials and former Chief Marketing Officer, received total annual compensation from the Company of $538,436 in 2023, consisting of salary payments totaling $125,000, a bonus payment of $10,000, a grant of 32,600 shares of Class B Common Stock subject to vesting as to approximately one-third of the total granted shares on each of the first three anniversaries of the grant date with an aggregate grant date fair value of $396,090 computed in accordance with FASB ASC Topic 718 based on the assumptions described in Note 2 to the Company’s financial statements beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and $7,346 in other compensation consisting of health insurance. Mr. Fairbanks received $42,500 in 2022 under a consulting arrangement.

●	Jason Lee, our Chief Technology Officer, received total annual compensation from the Company of $77,459 in 2023, consisting of salary payments totaling $12,500, a grant of 35,400 shares of Class B Common Stock subject to vesting as to one-fourth of the total granted shares on each of the first four six-month anniversaries of the grant date with an aggregate grant date fair value of $64,959 computed in accordance with FASB ASC Topic 718 based on the assumptions described in Note 2 to the Company’s financial statements beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

●	On November 10, 2023, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Ternary Inc. (“Ternary DE”), Ternary Developments Inc. (“Ternary FL”), OptionSwing Inc (together with Ternary DE and Ternary FL the “Sellers”) and Jason Lee, the principal shareholder of each of the Sellers, pursuant to which the Company purchased from the Sellers all of Sellers’ right, title, and interest in and to substantially all of the assets and properties owned by Sellers and used in connection with the business of Discord development, social media, online community management, marketing, B2B SaaS that offers sales, service, marketing, and analytics. On the same date, the Company paid the Sellers $100,000 in cash and issued 60,000 shares of Class B Common Stock of the Company as described in the Asset Purchase Agreement. Mr. Lee received 35,400 shares of the Class B Common Stock, which will vest equally over two years on each six-month anniversary of the grant date. Additionally, Mr. Lee received $20,475 of the $100,000 cash payment. Pursuant to the Asset Purchase Agreement, the Company agreed to assume certain liabilities including accrued liabilities (other than taxes), customer deposits and accounts payable, the obligations, duties and liabilities with respect to the contracts used in conducting or relating to the business of the Sellers and other specified assets, in each case only to the extent arising from and after November 10, 2023. These assumed liabilities also exclude any obligations arising from the Sellers’ breach or default before November 10, 2023. As required under the Asset Purchase Agreement, on November 10, 2023, the Company entered into employment agreements with Mr. Lee and certain employees of the Sellers and an independent contractor agreement with one individual. Under the Lee Employment Agreement, Mr. Lee was appointed the Chief Technology Officer of the Company commencing November 15, 2023 for a two-year term unless terminated earlier by Mr. Lee or by the Company for cause or by mutual agreement. Mr. Lee will be paid a salary of $100,000 per year and be eligible for standard employee benefits. In connection with the Lee Employment Agreement, Mr. Lee entered into an Employee Confidential Information and Inventions Assignment Agreement, which prohibits unauthorized use or disclosure of the Company’s proprietary information, contains a general assignment of rights to inventions and intellectual property rights, and contains non-competition provisions that apply during the term of employment, employee/contractor non-solicitation provisions that apply during the term of employment and for one year after the term of employment, and non-disparagement provisions that apply during and after the term of employment. The Asset Purchase Agreement provides that during the time of employment of Mr. Lee and two years after, Mr. Lee and the Sellers will be subject to non-competition and non-solicitation provisions. The Company will also provide standard indemnification and directors’ and officers’ insurance. The Asset Purchase Agreement also contains mutual indemnification provisions with respect to breaches of representations and warranties as well as to certain third-party claims, and indemnification by the Company of the Sellers and the Shareholder with respect to certain damages with respect to the assumed liabilities and certain other liabilities asserted by a third party arising after November 10, 2023. In the case of indemnification provided with respect to breaches of certain non-fundamental representations and warranties, the indemnifying party will only become liable for indemnified losses to the extent that the amount exceeds an aggregate threshold of $25,000. However, this threshold limitation does not apply to claims by the Company for breaches by the Sellers or Mr. Lee of certain fundamental representations and warranties. In addition, the Company’s aggregate remedy with respect to any and all indemnifiable losses may in no event exceed the purchase price of $100,000 in cash and 60,000 shares of Class B Common Stock.

●	On February 22, 2024, we entered into a Cancellation and Exchange Agreement with each of AEH, the holder of 1,677,055 shares of Class A Common Stock, GKDB, the holder of 603,953 units of membership interests in AEH representing approximately 13.2% ownership of AEH, and certain holders of an aggregate of 308,073 units of membership interests in GKDB (the “2024 Former GKDB Holders”), representing approximately 51.0% ownership in GKDB. In accordance with these agreements, we and AEH agreed to convert 112,317 shares of AEH’s Class A Common Stock into 112,317 shares of Class B Common Stock and transfer such shares to GKDB, in exchange for GKDB’s agreement to cancel and surrender 308,073 of GKDB’s 603,953 units of membership interests in AEH, representing the 2024 Former GKDB Holders’ approximately 51.0% share of GKDB’s total ownership interest in AEH. GKDB in turn agreed to the cancellation of 308,073 of its AEH units and transfer of the 112,317 shares of Class B Common Stock to the 2024 Former GKDB Holders in proportion to their former ownership interests in GKDB, in exchange for the 2024 Former GKDB Holders’ agreement to cancel and surrender all of their units of membership interests in GKDB. The 112,317 shares of Class B Common Stock transferred to the 2024 Former GKDB Holders were derived from the 2024 Former GKDB Holders’ approximately 6.7% nominal indirect interest in AEH’s 1,677,055 shares of Class A Common Stock, which in turn was derived from the 2024 Former GKDB Holders’ approximately 51.0% ownership of GKDB and, in turn, their nominal indirect interest in 308,073 of GKDB’s 603,953 units, or approximately 13.2% ownership of AEH. The 2024 Former GKDB Holders’ nominal indirect interest in AEH’s 1,677,055 shares of Class A Common Stock was therefore automatically converted into ownership of 112,317 shares of Class B Common Stock upon the conversion and transfer of this number of Class A Common Stock that were held by AEH to the 2024 Former GKDB Holders. Additionally, on February 22, 2024, we entered into a Cancellation and Exchange Agreement with AEH and a holder of 160,000 units of membership interests in AEH (the “2024 Former AEH Holder”), representing approximately 3.4% ownership in AEH. In accordance with this agreement, we and AEH agreed to convert 58,332 shares of AEH’s Class A Common Stock into 58,332 shares of Class B Common Stock and transfer such shares to the 2024 Former AEH Holder in exchange for the 2024 Former AEH Holder’s agreement to cancel and surrender the 2024 Former AEH Holder’s 160,000 units of membership interests in AEH. The 2024 Former AEH Holder’s nominal direct interest in AEH’s 1,677,055 shares of Class A Common Stock was therefore automatically converted into ownership of 58,332 shares of Class B Common Stock upon the conversion and transfer of this number of Class A Common Stock that were held by AEH to the 2024 Former AEH Holder. These share transfers were recorded with the transfer agent as of February 26, 2024. As a result of these transactions, AEH held 1,506,406 shares of Class A Common Stock, the 2024 Former GKDB Holders held a total of 112,317 shares of Class B Common Stock, and the 2024 Former AEH Holder held 58,332 shares of Class B Common Stock. Based on the closing price per share of $2.43 for the Company’s Class B Common Stock on February 22, 2024, the total approximate dollar value of these transactions was $414,678; the approximate dollar value of the interest of Atticus Peppas in these transactions was $141,748; the approximate dollar value of the interest of Aaron Edwards in these transactions was $47,414; the approximate dollar value of the interest of Brian Fox in these transactions was $47,414; the approximate dollar value of the interest of Derek Dunlop in these transactions was $59,567; the approximate dollar value of the interest of Haeley Benavides in these transactions was $71,121; and the approximate dollar value of the interest of John Costacos in these transactions was $47,414.

●	Certain of the Company’s directors, executive officers, and principal owners, including immediate family members, are users of the Company’s services. Fees charged to these users are on terms no more favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

ADDITIONAL INFORMATION

Other Matters

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

Stockholder Communications

The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more officers of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

Deadlines for Stockholder Proposals and Universal Proxy Notice for the 2025 Annual Meeting

If you wish to have a proposal included in our proxy statement for the 2025 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at 100 Crescent Ct, 7th Floor, Dallas, TX 75201, no later than April 24, 2025,  unless the 2025 Annual Meeting date is held prior to September 1, 2025 or after October 31, 2025, in which case the proposal may be submitted a reasonable time before the Company begins to print and send its proxy materials for the 2025 Annual Meeting. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement. The proposal must also comply with the other requirements for stockholder proposals under Rule 14a-8 under the Exchange Act in order for it to be required to be included in our proxy statement for the 2025 Annual Meeting. In addition, if you do not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal.

If you wish to have a proposal included in our proxy statement for the 2025 Annual Meeting outside the processes of Rule 14a-8 under the Exchange Act, a proposal submitted by a stockholder and intended to be presented at the 2025 Annual Meeting must generally be submitted in writing to the Company’s Secretary at 100 Crescent Ct, 7th Floor, Dallas, TX 75201, and received not earlier than June 3, 2025  and not later than the close of business on July 3, 2025 , unless the 2025 Annual Meeting is held prior to September 1, 2025 or after October 31, 2025, in which case it must be submitted no earlier than the date that is 120 days prior to the 2025 Annual Meeting date and no later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting date or the 10th day following the day on which public announcement of the 2025 Annual Meeting date is first made. A stockholder proposal will need to comply with other requirements of the Bylaws regarding the inclusion of stockholder proposals in Company-sponsored proxy materials in order to be considered for inclusion under the Bylaws. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are required to include under the Bylaws. If you do not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal.

To comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must postmark or transmit electronically a notice to the Company in writing, setting forth the information required by Rule 14a-19(b) under the Exchange Act no later than August 2, 2025, unless the 2025 Annual Meeting is held prior to September 1, 2025 or after October 31, 2025, in which case the notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by the Company in a press release or filing with the SEC, unless the information required by Rule 14a-19(b) under the Exchange Act has been provided in a preliminary or definitive proxy statement previously filed by such person. Unless otherwise required by law, if any person provides notice pursuant to Rule 14a-19(b) under the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act, then the Company will disregard any proxies or votes solicited for such person’s nominees. Upon request by the Company, if any person provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such person shall deliver to the Company, no later than five business days prior to the 2025 Annual Meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act..

Unless the Company makes a public announcement of a different address to which stockholder proposals or the notice required by Rule 14a-19(b) of the Exchange Act shall be submitted, any stockholder proposals or notices pursuant to Rule 14a-19(b) must be mailed to Secretary, 100 Crescent Ct, 7th Floor, Dallas, TX 75201.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person solicited by this proxy statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this proxy statement. A copy of our Annual Report on Form 10-K, with any amendments, is also made available on our website at https://investors.assetentities.com it is filed with the SEC.

August 22, 2024	By Order of the Board of Directors

/s/ Michael Gaubert
Executive Chairman

ASSET ENTITIES INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL meeting OF STOCKHOLDERS – OCTOBER 1, 2024 at 1:00 p.m., Central Daylight Time
CONTROL ID:
REQUEST ID:

The undersigned stockholder(s) of Asset Entities Inc., a Nevada corporation, acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated August 22, 2024, hereby revoke any proxy or proxies heretofore given, and hereby constitute(s) and appoint(s) Arshia Sarkhani and Matthew Krueger, or any of them, acting singly in the absence of the other, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock, $0.0001 par value per share, Class B Common Stock, $0.0001 par value per share, or Convertible Preferred Stock, $0.0001 par value per share, that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting to be held at 1:00 p.m. Central Daylight Time on October 1, 2024 and any adjournment or postponement thereof, and in his discretion upon any other matter which may properly come before said meeting, and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the matters described below. The undersigned hereby revokes all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://www.iproxydirect.com/ASST

PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF ASSET ENTITIES INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	Proposed by Asset Entities Inc.	à	FOR	WITHHOLD
	Election of directors Michael Gaubert Arshia Sarkhani Kyle Fairbanks Richard A. Burton John A. Jack II Scott K. McDonald David Reynolds		☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐		CONTROL ID: REQUEST ID:
Proposal 2	Proposed by Asset Entities Inc.	à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of WWC, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

__________________________________________________
__________________________________________________
__________________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

_____________________________________________________________________________
(Print Name of Stockholder and/or Joint Tenant)

_____________________________________________________________________________
(Signature of Stockholder)

_____________________________________________________________________________
(Second Signature if held jointly)

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE DIRECTOR NOMINEES FOR PROPOSAL 1 AND “FOR” PROPOSAL 2.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK OR PREFERRED STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINATED DIRECTORS (PROPOSAL 1), AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF WWC, P.C., CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024 (PROPOSAL 2). IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR postponement THEREOF.